UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2005


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                                West Marine, Inc.
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             (Exact name of registrant as specified in its charter)


    -----------------          ---------------            ------------------
       Delaware                    0-22512                    77-0355502
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    (State or other           (Commission File             (I.R.S. Employer
    jurisdiction of                Number)                Identification No.)
     incorporation)


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                500 Westridge Drive Watsonville, California 95076
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            (Address of Principal Executive Offices, Including Zip Code)


                             -----------------------
                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2005, West Marine, Inc. issued a press release announcing that it will report consolidated financial results for the fourth quarter ended January 1, 2005, on March 3, 2005 rather than on February 17, 2005, as originally scheduled, and reiterating its previous guidance for 2004 earnings. A copy of this press release is attached hereto as Exhibit 99.1.

The press release references earnings per share, excluding non-cash expense adjustments due to two lease accounting issues. This calculation of earnings per share is not in accordance with accounting principals generally accepted in the United States ("GAAP"). West Marine is unable to reconcile the estimated earnings per share calculation with earnings per share calculated in accordance with GAAP because the accounting adjustments required by the two lease accounting issues identified in the press release have not been determined at this time.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibit:

                  99.1 Press Release dated February 16, 2005 (furnished pursuant to Item 2.02 of Form 8-K)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WEST MARINE, INC.




Date:  February 17, 2005                  By: /s/ Eric Nelson
                                             -------------------------------
                                                  Eric Nelson
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                                                    Exhibit 99.1

Contacts:  West Marine, Inc.
Eric Nelson, Senior Vice President and Chief Financial Officer
(831) 761-4489
Russell Solt, Director of Investor Relations
(831) 761-4229


                    WEST MARINE RESCHEDULES EARNINGS RELEASE
                        AND REITERATES GUIDANCE FOR 2004


                  WATSONVILLE, CA, February 16, 2005 - West Marine, Inc. (Nasdaq: WMAR) today announced that earnings for the fourth quarter of 2004 will be reported at 5:30am (TZ: Pacific) on Thursday, March 3, 2005 rather than on Thursday, February 17, as originally scheduled. West Marine will hold a conference call and webcast to discuss the fourth quarter results on Thursday, March 3, at 8:30am (TZ: Pacific).

Eric Nelson, Chief Financial Officer of West Marine, stated, "In light of views expressed by the chief accountant of the SEC on February 7, we, like many other retailers, are reviewing our lease accounting practices. Our preliminary determination is that certain non-cash related corrections are needed in our computations of depreciation, straight-line rent expense and the related deferred rent liability, for two reasons.

"First, deferred rent has historically been amortized over the base term of the lease while improvements for some properties have been amortized over a longer term that includes lease renewal periods. Second, for about a two-month period before the lease begins and before the store opens, landlords historically have granted us access to the property free-of-charge in order to build out the store; this period has not been included in the amortization period for straight-line rent expense.

"Making these corrections will result in non-cash expense adjustments, similar to those recently announced by a number of retail and restaurant companies. Although the SEC expressed disagreement in a letter issued last week, these practices have been used pervasively in the retail industry and West Marine has followed them consistently for many years.

"Most importantly, we are reiterating our previous guidance for 2004 earnings at the lower end of $1.25 to $1.28 per share, excluding non-cash expense adjustments due to these two lease accounting issues. We are still analyzing the impact and determining the appropriate accounting, and we currently expect that the cumulative increase in cost of goods sold for non-cash rent expenses over the past ten years combined will equal approximately $0.04 to $0.06 per share. We also currently expect that making these changes to our lease accounting practices will lower our 2005 earnings by approximately $0.01 per share."

                  West Marine, Inc. is the nation's largest specialty retailer of boating supplies and apparel, with 376 stores in 38 states, Canada and Puerto Rico, and more than $680 million in annual sales. The Company's successful catalog and Internet channels offer customers approximately 50,000 products - far more than any competitor - and the convenience of being able to exchange catalog and Internet purchases at its retail stores. The Company's Port Supply division is the country's largest wholesale distributor of marine equipment serving boat manufacturers, marine services, commercial vessel operators and government agencies.

Special Note Regarding Forward-Looking Statements

                  This press release includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, among other things, statements that relate to West Marine's future plans, expectations, objectives, performance, and similar projections, as well as facts and assumptions underlying these statements or projections. Actual results may differ materially from the results expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors. Risks and uncertainties include the Company's ability to increase sales at its existing stores and expand through the opening of new stores, competitive pricing pressures, inventory management and shrink issues, the market share erosion faced by the Company's Direct Sales division as West Marine and its competitors open new stores, weather-related issues, the level of consumer spending on recreational water sports and boating supplies, fluctuations in fuel prices and other risk factors described from time to time in West Marine's filings with the Securities and Exchange Commission, including West Marine's quarterly report on Form 10-Q for the period ended October 1, 2004. West Marine assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.